SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 29, 2003



                        Commission File Number: 333-84334


                              RFS PARTNERSHIP, L.P.
                              ---------------------
             (Exact name of registrant as specified in its charter)



             Tennessee                                         62-1541639
--------------------------------------------------------------------------------
      (State of organization)                               (I.R.S. Employer
                                                           Identification No.)


450 South Orange Avenue, Orlando, Florida                        32801
--------------------------------------------------------------------------------
(Address of principal executive office)                        (Zip Code)


                (407) 650-1000
----------------------------------------------------
(Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Reference is made to the press release dated August 29, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:

             99.1 Press Release of RFS Partnership, L.P., dated August 29, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                             RFS PARTNERSHIP, L.P.

                                             By:  CNL Rose GP Corp., its general
                                                  partner


Dated:  August 29, 2003                  By: /s/ C. Brian Strickland
                                             -----------------------
                                             Name:  C. Brian Strickland
                                             Title: Executive Vice President

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                                  EXHIBIT INDEX

Exhibit 99.1.                       Press Release dated August 29, 2003